Exhibit 99.1

125 E. JOHN CARPENTER FREEWAY, SUITE 1600 IRVING, TX 75062 PH: 972-444-4900 WWW.FELCOR.COM NYSE: FCH
For Immediate Release:
FELCOR REPORTS SECOND QUARTER 2017 EARNINGS
• Completed Sale of Morgans and Royalton Hotels for $92 Million of Gross Proceeds
• Special Meeting to Approve Merger with RLJ Scheduled for August 15th

IRVING, Texas, August 9, 2017 - FelCor Lodging Trust Incorporated (NYSE: FCH) today reported results for the second quarter ended June 30, 2017.
Second Quarter Highlights

•	Same-store RevPAR was $161.98 compared to $163.62 for the same period in 2016.

•	Net loss attributable to FelCor common stockholders was $8.0 million, or $0.06 per share, versus net income of $7.1 million, or $0.05 per share, for the same period in 2016.

•	Adjusted FFO per share was $0.26 versus $0.32 for the same period in 2016.

•	Same-store Adjusted EBITDA was $65.0 million versus $67.9 million for the same period in 2016.

“We are pleased to have completed the sale of Morgans New York and The Royalton,” said Steven R. Goldman, FelCor’s Chief Executive Officer. “Regarding our merger with RLJ, we are excited by the opportunity to participate in creating a leading lodging REIT with a greater reach in key markets, streamlined operating structure and improved cost of capital. Our team is working diligently with RLJ to effect a timely close and efficient transition.”

Second Quarter Hotel Results

	Second Quarter
	2017	2016	Change
Same-store hotels (36)
RevPAR	$161.98	$163.62	(1.0)%
Total hotel revenue, in millions	$211.9	$212.7	(0.4)%
Hotel EBITDA, in millions	$69.2	$72.3	(4.3)%
Hotel EBITDA margin	32.7%	34.0%	(135) bps

RevPAR for our 36 same-store hotels was $161.98 compared to $163.62 for the same period in 2016. The change reflects a 0.4% increase in occupancy (to 83.2%) offset by a 1.4% reduction in average daily rate, or ADR, (to $194.81). Hotel EBITDA for our 36 same-store hotels was $69.2 million compared to $72.3 million, and Hotel EBITDA margin was 32.7% compared to 34.0% in the prior year quarter. RevPAR was particularly affected by weakness at hotels in San

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FelCor Lodging Trust Incorporated Second Quarter 2017 Operating Results
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Francisco, which constitute 17% of our available rooms. Excluding this market, RevPAR growth would have been 0.5% and margins would have been 34.0%.
Wyndham Worldwide Corporation has guaranteed minimum annual NOI for eight of our hotels over the 10-year terms of the management agreements. Hotel EBITDA for the three months ended June 30, 2017 includes $1.4 million of fee reductions related to that guaranty compared to $1.5 million during the same period last year.
See pages 12-14 and 18-23 for more detailed operating data.
Second Quarter Operating Results

	Second Quarter
$ in millions, except for per share information	2017	2016	Change
Net income (loss) attributable to FelCor common stockholders	$(8.0)	$7.1	$(15.1)
Net income (loss) per share	$(0.06)	$0.05	$(0.11)
Same-store Adjusted EBITDA	$65.0	$67.9	(4.2)%
Adjusted EBITDA	$64.7	$72.4	(10.6)%
Adjusted FFO per share	$0.26	$0.32	$(0.06)
Net loss attributable to common stockholders was $8.0 million, or $0.06 per share, in 2017, compared to net income of $7.1 million, or $0.05 per share, for the same period in 2016. Net loss in 2017 includes a $10.3 million impairment charge, reflecting further basis reduction for two hotels held for sale at June 30, 2017. Net income for the same period in 2016 includes a $6.3 million impairment charge attributable to one hotel sold in the third quarter of 2016.
Year-to-Date Operating Results
Net loss attributable to common stockholders was $50.2 million, or $0.36 per share, in 2017, compared to $4.1 million, or $0.03 per share, for the same period in 2016. Net loss in 2017 includes an impairment charge of $35.1 million, reflecting a reduction in basis for two hotels held for sale at June 30, 2017. Net loss for the same period in 2016 includes an impairment charge of $6.3 million attributable to one hotel sold in the third quarter of 2016.
RevPAR for our 36 same-store hotels was $151.99 compared to $153.45 for the same period in 2016. The change reflects ADR of $192.20 compared to $193.36 and 0.4% lower occupancy (to 79.1%). Hotel EBITDA for our 36 same-store hotels was $116.2 million compared to $121.8 million, and Hotel EBITDA margin was 29.5% compared to 30.7%.
Adjusted FFO was $48.7 million ($0.35 per share) compared to $64.3 million ($0.46 per share) for the same period in 2016.
Same-store Adjusted EBITDA was $107.0 million versus $112.4 million for the same period in 2016.
EBITDA, Adjusted EBITDA, Same-store Adjusted EBITDA, Hotel EBITDA, Hotel EBITDA margin, FFO, Adjusted FFO and Adjusted FFO per share are all non-GAAP financial measures. See our discussion of “Non-GAAP Financial Measures” beginning on page 14 for a

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FelCor Lodging Trust Incorporated Second Quarter 2017 Operating Results
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reconciliation of each of these measures to the most comparable GAAP financial measure and for information regarding the use, limitations and importance of these non-GAAP financial measures.
Balance Sheet
At June 30, 2017, we had $1.4 billion of consolidated debt with a 5.4% weighted-average interest rate and a six-year weighted-average maturity. We had $58.1 million of cash and cash equivalents on hand and $24.2 million of restricted cash.
Asset Sales
We sold two hotels, Morgans New York in July 2017 and The Royalton in August 2017, for $92 million in aggregate gross proceeds.
Common Dividend
We paid our second quarter common stock dividend of $0.06 per share at the end of July.
Capital Expenditures
In 2016, we began redeveloping two resort properties (The Vinoy Renaissance St. Petersburg Resort & Golf Club and Embassy Suites Myrtle Beach-Oceanfront Resort). We completed our Myrtle Beach project last quarter, as scheduled and under budget. Also, Phase I of our Vinoy redevelopment is substantially complete and within budget. These redevelopments are intended to enhance our portfolio quality and offer attractive returns. During the six months ended June 30, 2017, we spent $42.1 million on renovations and redevelopments at our hotels.
Outlook
As discussed in our prior earnings release, given our pending merger with RLJ, we are not providing any further updates to our guidance for the remainder of the year.

Merger with RLJ
On April 24, 2017, we announced that we had entered into a definitive merger agreement under which we will merge with and into a wholly-owned subsidiary of RLJ in an all-stock transaction. At closing, our stockholders will receive 0.362 RLJ common shares for each share of our common stock. The transaction is expected to close on August 31, 2017 and is subject to customary closing conditions, including the approval of both companies’ shareholders at their respective special meetings on August 15, 2017.

About FelCor
FelCor Lodging Trust Incorporated, a real estate investment trust, owns a diversified portfolio of primarily upper-upscale and luxury hotels that are located in major markets and resort locations throughout the U.S. FelCor partners with top hotel companies that operate its properties under globally renowned names and as premier independent hotels. Additional information can be found on the Company’s website at www.felcor.com.

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FelCor Lodging Trust Incorporated Second Quarter 2017 Operating Results
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Disclosure Regarding Forward-Looking Statements
The information presented herein may contain forward-looking statements. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which FelCor and RLJ operate and beliefs of and assumptions made by FelCor management and RLJ management, involve significant risks and uncertainties, which are difficult to predict and are not guarantees of future performances, that could significantly affect the financial results of FelCor or RLJ or the combined company. Words such as “projects,” “will,” “could,” “continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “forecast,” “guidance,” “outlook,” “may,” and “might” and variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements may include, but are not limited to, statements about the anticipated benefits of the proposed merger between FelCor and RLJ, including future financial and operating results, the attractiveness of the value to be received by FelCor stockholders, the attractiveness of the value to be received by RLJ, the combined company’s plans, objectives, expectations and intentions, the timing of future events, anticipated administrative and operating synergies, the anticipated impact of the merger on net debt ratios, cost of capital, future dividend payment rates, forecasts of FFO accretion, projected capital improvements, expected sources of financing, and descriptions relating to these expectations. All statements that address operating performance, events or developments that FelCor expects or anticipates will occur in the future - including statements relating to expected synergies, improved liquidity and balance sheet strength - are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. FelCor’s ability to predict results or the actual effect of future events, actions, plans or strategies is inherently uncertain. Although FelCor believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, FelCor can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may materially and adversely affect FelCor’s or the combined company’s business, financial condition, liquidity, results of operations and prospects, as well as the ability to make distributions to shareholders, include, but are not limited to: (i) national, regional and local economic climates, (ii) changes in the real estate industry, financial markets and interest rates, or to the business or financial condition of either company or business, (iii) increased or unanticipated competition for the companies’ properties, (iv) risks associated with acquisitions, including the integration of the combined companies’ businesses, (v) the potential liability for the failure to meet regulatory requirements, including the maintenance of REIT status, (vi) availability of financing and capital, (vii) risks associated with achieving expected revenue synergies or cost savings, (viii) risks associated with the companies’ ability to consummate the merger and the timing of the closing of the merger, (ix) the outcome of any claims and litigation involving or affecting either company, (x) applicable regulatory changes, and (xi) those additional risks and factors discussed in reports filed with the SEC by FelCor and RLJ from time to time, including those discussed under the heading “Risk Factors” in our and RLJ’s Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and our and RLJ’s other filings with the SEC. Neither FelCor nor RLJ, except as required by law, undertakes any duty to update any forward-looking statements appearing in this document or any other document, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

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FelCor Lodging Trust Incorporated Second Quarter 2017 Operating Results
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Important Information for Investors and Stockholders
In connection with the proposed merger described elsewhere in this release, RLJ has filed with the SEC a registration statement on Form S-4 (File No. 333-218439), and RLJ and FelCor have filed with the SEC a definitive joint proxy statement/prospectus, which was first mailed to security holders of RLJ and FelCor on July 18, 2017. RLJ and FelCor filed a supplement to the joint proxy statement/prospectus on August 7, 2017 and plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL RELATED SUPPLEMENTS AND AMENDMENTS THERETO AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the joint proxy statement/prospectus and all related supplements and amendments and all other relevant documents (if and when they become available) filed by RLJ and FelCor with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by RLJ with the SEC will be available free of charge on RLJ’s website at www.rljlodgingtrust.com or by contacting RLJ Investor Relations at ir@rljlodgingtrust.com or at 301-280-7774. Copies of the documents filed by FelCor with the SEC will be available free of charge on FelCor’s website at www.felcor.com or by contacting FelCor Investor Relations at asalami@felcor.com or at 972-444-4967.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Participants in the Solicitation
RLJ and FelCor and their respective trustees, directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. You can find information about RLJ’s executive officers and trustees in RLJ’s definitive proxy statement filed with the SEC on March 28, 2017 in connection with its 2017 annual meeting of shareholders and in Form 4s of RLJ’s trustees and executive officers filed with the SEC. You can find information about FelCor’s executive officers and directors in Amendment No. 1 to FelCor’s Annual Report on Form 10-K for the year ended December 31, 2016 on Form 10-K/A filed with the SEC on April 28, 2017 and in Form 4s of FelCor’s directors and executive officers filed with the SEC. Additional information regarding the interests of such potential participants is included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed merger. You may obtain free copies of these documents from RLJ or FelCor using the sources indicated above.

Contact:
Abi Salami, Director, Investor Relations
(972) 444-4967  asalami@felcor.com

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FelCor Lodging Trust Incorporated Second Quarter 2017 Operating Results
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SUPPLEMENTAL INFORMATION

INTRODUCTION

The following information is presented in order to help our investors understand FelCor’s financial position as of and for the three and six months ended June 30, 2017.

(a)
We have prepared our consolidated statements of operations and balance sheets without an audit. Certain information and footnote disclosures normally included in financial statements presented in accordance with GAAP have been omitted. Our consolidated statements of operations and balance sheets should be read in conjunction with the audited consolidated financial statements and notes thereto included in our most recent Annual Report on Form 10-K.

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FelCor Lodging Trust Incorporated Second Quarter 2017 Operating Results
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Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Revenues:
Hotel operating revenue:
Room	$168,772	$181,318	$313,705	$340,394
Food and beverage	37,921	43,697	69,995	83,229
Other operating departments	12,423	11,746	23,112	22,595
Other revenue	1,324	1,145	1,732	1,832
Total revenues	220,440	237,906	408,544	448,050
Expenses:
Hotel departmental expenses:
Room	43,483	44,748	84,161	87,447
Food and beverage	28,281	32,592	54,503	63,548
Other operating departments	3,947	4,039	7,480	7,822
Other property-related costs	52,220	56,007	103,075	111,573
Management and franchise fees	7,726	8,501	15,276	17,726
Taxes, insurance and lease expense	15,454	14,864	29,356	28,446
Corporate expenses	6,281	6,047	13,221	14,447
Depreciation and amortization	27,528	29,177	55,366	58,360
Impairment	10,271	6,333	35,109	6,333
Other expenses	7,331	2,142	8,591	2,970
Total operating expenses	202,522	204,450	406,138	398,672
Operating income	17,918	33,456	2,406	49,378
Interest expense, net	(19,416)	(19,907)	(38,702)	(39,627)
Other gains, net	100	100	100	100
Income (loss) before equity in income from unconsolidated entities	(1,398)	13,649	(36,196)	9,851
Equity in income from unconsolidated entities	648	726	518	572
Income (loss) from continuing operations before income tax	(750)	14,375	(35,678)	10,423
Income tax	(503)	25	(1,050)	(390)
Income (loss) from continuing operations before loss on sale of hotels	(1,253)	14,400	(36,728)	10,033
Loss on sale of hotels	(207)	(630)	(873)	(1,344)
Net income (loss) and comprehensive income (loss)	(1,460)	13,770	(37,601)	8,689
Net loss attributable to noncontrolling interests in other partnerships	33	16	437	487
Net loss (income) attributable to redeemable noncontrolling interests in FelCor LP	35	(31)	221	17
Preferred distributions - consolidated joint venture	(367)	(364)	(727)	(724)
Net income (loss) and comprehensive income (loss) attributable to FelCor	(1,759)	13,391	(37,670)	8,469
Preferred dividends	(6,279)	(6,279)	(12,558)	(12,558)
Net income (loss) attributable to FelCor common stockholders	$(8,038)	$7,112	$(50,228)	$(4,089)
Basic and diluted per common share data:
Net income (loss)	$(0.06)	$0.05	$(0.36)	$(0.03)
Basic weighted average common shares outstanding	137,866	138,182	137,820	138,930
Diluted weighted average common shares outstanding	137,866	138,678	137,820	138,930

Dividends declared per common share	$0.06	$0.06	$0.12	$0.12

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FelCor Lodging Trust Incorporated Second Quarter 2017 Operating Results
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Consolidated Balance Sheets
(in thousands, except par values)

	June 30,	December 31,
	2017	2016
Assets
Investment in hotels, net of accumulated depreciation of $932,184 and $932,886 at June 30, 2017 and December 31, 2016, respectively	$1,448,346	$1,566,823
Investment in unconsolidated entities	7,657	8,312
Hotels held for sale	77,937	—
Cash and cash equivalents	58,135	47,317
Restricted cash	24,199	19,491
Accounts receivable, net of allowance for doubtful accounts of $184 and $177 at June 30, 2017 and December 31, 2016, respectively	43,923	42,080
Deferred expenses, net of accumulated amortization of $3,895 and $2,959 at June 30, 2017 and December 31, 2016, respectively	3,591	4,527
Other assets	20,240	18,542
Total assets	$1,684,028	$1,707,092
Liabilities and Equity
Debt, net of unamortized debt issuance costs of $14,803 and $15,967 at June 30, 2017 and December 31, 2016, respectively	$1,360,071	$1,338,326
Distributions payable	14,887	14,858
Accrued expenses and other liabilities	135,792	116,437
Total liabilities	1,510,750	1,469,621
Commitments and contingencies
Redeemable noncontrolling interests in FelCor LP, 610 units issued and outstanding at June 30, 2017 and December 31, 2016	4,400	4,888
Equity:
Preferred stock, $0.01 par value, 20,000 shares authorized:
Series A Cumulative Convertible Preferred Stock, 12,879 shares, liquidation value of $321,987, issued and outstanding at June 30, 2017 and December 31, 2016	309,337	309,337
Common stock, $0.01 par value, 200,000 shares authorized; 138,412 and 137,990 shares issued and outstanding at June 30, 2017 and December 31, 2016, respectively	1,384	1,380
Additional paid-in capital	2,580,539	2,576,988
Accumulated deficit	(2,774,178)	(2,706,408)
Total FelCor stockholders’ equity	117,082	181,297
Noncontrolling interests in other partnerships	7,365	7,503
Preferred equity in consolidated joint venture, liquidation value of $45,373 and $44,667 at June 30, 2017 and December 31, 2016, respectively	44,431	43,783
Total equity	168,878	232,583
Total liabilities and equity	$1,684,028	$1,707,092

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FelCor Lodging Trust Incorporated Second Quarter 2017 Operating Results
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Consolidated Debt Summary
(dollars in thousands)

	Encumbered Hotels	Interest Rate (%)	Maturity Date	June 30, 2017	December 31, 2016
Senior unsecured notes	—	6.00	June 2025	$475,000	$475,000
Senior secured notes	9	5.625	March 2023	525,000	525,000
Mortgage debt(a)	4	4.95	October 2022	118,971	120,109
Mortgage debt	1	4.94	October 2022	29,903	30,184
Line of credit(b)	7	LIBOR + 2.75	June 2019	141,000	119,000
Mortgage debt(c)	1	LIBOR + 3.00	November 2017	85,000	85,000
Total	22			$1,374,874	$1,354,293
Unamortized debt issuance costs				(14,803)	(15,967)
Debt, net of unamortized debt issuance costs				$1,360,071	$1,338,326

(a)	This debt is comprised of separate non-cross-collateralized loans, each secured by a mortgage encumbering a separate hotel.

(b)	Our line of credit can be extended for one year, subject to satisfying certain conditions. We may borrow up to $400 million under our line of credit.

(c)	This loan can be extended for one year, subject to satisfying certain conditions.

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FelCor Lodging Trust Incorporated Second Quarter 2017 Operating Results
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Schedule of Encumbered Hotels
(dollars in millions)

Consolidated
Debt	June 30, 2017	Encumbered Hotels
Senior secured notes	$525
Atlanta Buckhead - ES, Boston Marlboro - ES, Burlington - SH, Dallas Love Field - ES, Milpitas - ES, Myrtle Beach Resort - HIL, Orlando South - ES, Philadelphia Society Hill - SH and SF South San Francisco - ES

Mortgage debt	$26	Napa Valley - ES
Mortgage debt	$34	Ft. Lauderdale - ES
Mortgage debt	$23	Birmingham - ES
Mortgage debt	$36	Minneapolis Airport - ES
Mortgage debt	$30	Deerfield Beach - ES
Line of credit	$141	Austin - DTG, Boston Copley - FM, Charleston Mills House - WYN, LA LAX S - ES, Santa Monica at the Pier - WYN, SF Union Square - MAR and St. Petersburg Vinoy - REN
Mortgage debt	$85	The Knickerbocker

Capital Expenditures
(dollars in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Improvements and additions to majority-owned hotels	$22,459	$17,901	$41,921	$31,909
Partners’ pro rata share of additions to consolidated joint venture hotels	(29)	(127)	(63)	(225)
Pro rata share of additions to unconsolidated hotels	88	159	277	417
Total additions to hotels(a)	$22,518	$17,933	$42,135	$32,101

(a)	Includes capitalized interest, property taxes, property insurance, ground leases and certain employee costs.

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FelCor Lodging Trust Incorporated Second Quarter 2017 Operating Results
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Total Enterprise Value
(in thousands, except per share data)

	June 30,	December 31,
	2017	2016
Common shares outstanding	138,412	137,990
Units outstanding	610	610
Combined shares and units outstanding	139,022	138,600
Common stock price	$7.21	$8.01
Market capitalization	$1,002,349	$1,110,186
Series A preferred stock(a)	321,987	321,987
Preferred equity - Knickerbocker joint venture, net	42,209	41,594
Consolidated debt (b)	1,374,874	1,354,293
Noncontrolling interests of consolidated debt	(4,250)	(4,250)
Pro rata share of unconsolidated debt	11,026	11,167
Cash, cash equivalents and restricted cash	(82,334)	(66,808)
Total enterprise value (TEV)	$2,665,861	$2,768,169

(a)	Based on liquidation value.

(b)	Excludes unamortized debt issuance costs.

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FelCor Lodging Trust Incorporated Second Quarter 2017 Operating Results
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Hotel Operating Statistics

	Occupancy (%)			ADR ($)			RevPAR ($)
	Three Months Ended June 30,			Three Months Ended June 30,			Three Months Ended June 30,
Same-store Hotels	2017	2016	%Change	2017	2016	%Change	2017	2016	%Change
Embassy Suites Atlanta-Buckhead	71.7	80.7	(11.2)	144.71	154.42	(6.3)	103.77	124.66	(16.8)
DoubleTree Suites by Hilton Austin	87.1	88.6	(1.7)	224.51	217.74	3.1	195.64	193.01	1.4
Embassy Suites Birmingham	80.6	80.3	0.4	142.04	143.14	(0.8)	114.46	114.88	(0.4)
The Fairmont Copley Plaza, Boston	87.7	83.2	5.4	359.69	366.02	(1.7)	315.32	304.57	3.5
Wyndham Boston Beacon Hill	89.5	86.9	3.0	264.45	258.35	2.4	236.77	224.62	5.4
Embassy Suites Boston-Marlborough	77.1	77.2	(0.1)	164.34	175.60	(6.4)	126.66	135.52	(6.5)
Sheraton Burlington Hotel & Conference Center	73.0	72.0	1.3	125.14	123.44	1.4	91.29	88.86	2.7
The Mills House Wyndham Grand Hotel, Charleston	88.2	91.7	(3.8)	273.10	262.48	4.0	240.95	240.67	0.1
Embassy Suites Dallas-Love Field	81.3	78.5	3.5	147.42	141.99	3.8	119.89	111.52	7.5
Embassy Suites Deerfield Beach-Resort & Spa	83.1	81.3	2.2	172.33	174.71	(1.4)	143.14	142.02	0.8
Embassy Suites Fort Lauderdale 17th Street	82.0	79.9	2.7	152.60	157.06	(2.8)	125.20	125.52	(0.3)
Wyndham Houston-Medical Center Hotel & Suites	74.0	80.3	(7.9)	140.49	152.72	(8.0)	103.98	122.70	(15.3)
The Knickerbocker- New York	84.9	89.9	(5.5)	352.19	336.79	4.6	299.11	302.77	(1.2)
Embassy Suites Los Angeles-International Airport/South	91.5	85.5	7.0	171.29	173.74	(1.4)	156.76	148.63	5.5
Embassy Suites Mandalay Beach-Hotel & Resort	87.9	86.4	1.8	219.95	233.46	(5.8)	193.44	201.60	(4.0)
Embassy Suites Miami-International Airport	80.4	84.5	(4.9)	125.45	130.21	(3.6)	100.88	110.04	(8.3)
Embassy Suites Milpitas-Silicon Valley	82.8	84.8	(2.3)	209.86	203.16	3.3	173.81	172.20	0.9
Embassy Suites Minneapolis-Airport	79.3	78.6	0.8	144.48	157.60	(8.3)	114.55	123.91	(7.6)
Embassy Suites Myrtle Beach-Oceanfront Resort	91.5	85.5	7.0	171.29	173.74	(1.4)	156.76	148.63	5.5
Hilton Myrtle Beach Resort	74.5	74.3	0.2	169.01	158.89	6.4	125.91	118.12	6.6
Embassy Suites Napa Valley	83.2	83.6	(0.4)	264.84	257.77	2.7	220.48	215.39	2.4
Wyndham New Orleans-French Quarter	81.6	81.2	0.4	137.06	151.61	(9.6)	111.82	123.14	(9.2)
Embassy Suites Orlando-International Drive South/Convention Center	83.7	73.3	14.2	164.86	138.31	19.2	137.94	101.34	36.1
DoubleTree Suites by Hilton Orlando-Lake Buena Vista	87.4	91.7	(4.6)	149.69	138.99	7.7	130.84	127.39	2.7
Wyndham Philadelphia Historic District	84.0	85.3	(1.5)	171.11	163.19	4.9	143.78	139.25	3.3
Sheraton Philadelphia Society Hill Hotel	77.9	81.4	(4.3)	192.03	193.05	(0.5)	149.65	157.15	(4.8)
Embassy Suites Phoenix-Biltmore	74.7	70.5	6.0	160.29	159.69	0.4	119.75	112.58	6.4
Wyndham Pittsburgh University Center	79.8	77.7	2.7	146.85	153.69	(4.5)	117.20	119.43	(1.9)
Wyndham San Diego Bayside	80.1	77.9	2.7	162.83	161.97	0.5	130.39	126.25	3.3
Embassy Suites San Francisco Airport-South San Francisco	91.8	89.4	2.8	190.76	208.42	(8.5)	175.21	186.23	(5.9)
Embassy Suites San Francisco Airport-Waterfront	91.7	92.0	(0.3)	206.58	207.43	(0.4)	189.41	190.75	(0.7)
Holiday Inn San Francisco-Fisherman’s Wharf	92.3	89.8	2.7	186.00	207.18	(10.2)	171.63	186.12	(7.8)
San Francisco Marriott Union Square	87.2	90.8	(3.9)	266.56	291.00	(8.4)	232.40	264.08	(12.0)
Wyndham Santa Monica At the Pier	90.2	87.1	3.5	265.81	273.84	(2.9)	239.63	238.44	0.5
Embassy Suites Secaucus-Meadowlands	82.2	79.5	3.5	183.10	188.41	(2.8)	150.56	149.73	0.5
The Vinoy Renaissance St. Petersburg Resort & Golf Club	83.3	83.9	(0.8)	218.24	220.88	(1.2)	181.79	185.39	(1.9)
Same-store Hotels(a)	83.2	82.8	0.4	194.81	197.55	(1.4)	161.98	163.62	(1.0)
(a) Excludes two hotels held for sale at June 30, 2017.

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FelCor Lodging Trust Incorporated Second Quarter 2017 Operating Results
August 9, 2017

Hotel Operating Statistics

	Occupancy (%)			ADR ($)			RevPAR ($)
	Six Months Ended June 30,			Six Months Ended June 30,			Six Months Ended June 30,
Same-store Hotels	2017	2016	%Change	2017	2016	%Change	2017	2016	%Change
Embassy Suites Atlanta-Buckhead	72.5	80.8	(10.3)	155.37	156.78	(0.9)	112.68	126.72	(11.1)
DoubleTree Suites by Hilton Austin	86.2	85.7	0.6	237.86	228.52	4.1	205.14	195.94	4.7
Embassy Suites Birmingham	80.0	80.5	(0.6)	138.03	138.46	(0.3)	110.37	111.40	(0.9)
The Fairmont Copley Plaza, Boston	75.1	73.6	2.0	312.43	316.53	(1.3)	234.51	232.97	0.7
Wyndham Boston Beacon Hill	81.4	75.4	8.0	212.86	218.60	(2.6)	173.23	164.74	5.2
Embassy Suites Boston-Marlborough	67.1	71.0	(5.5)	162.69	171.95	(5.4)	109.17	122.04	(10.5)
Sheraton Burlington Hotel & Conference Center	68.3	70.3	(2.8)	109.71	108.67	0.9	74.95	76.36	(1.8)
The Mills House Wyndham Grand Hotel, Charleston	82.7	84.9	(2.6)	248.11	236.39	5.0	205.07	200.65	2.2
Embassy Suites Dallas-Love Field	80.1	81.9	(2.2)	150.50	142.78	5.4	120.62	116.94	3.1
Embassy Suites Deerfield Beach-Resort & Spa	83.3	84.8	(1.8)	212.82	224.15	(5.1)	177.22	189.99	(6.7)
Embassy Suites Fort Lauderdale 17th Street	84.7	86.6	(2.3)	195.54	197.07	(0.8)	165.59	170.75	(3.0)
Wyndham Houston-Medical Center Hotel & Suites	75.8	83.2	(8.8)	152.40	156.30	(2.5)	115.58	130.01	(11.1)
The Knickerbocker- New York	77.3	74.2	4.1	315.56	308.22	2.4	243.85	228.75	6.6
Embassy Suites Los Angeles-International Airport/South	90.7	87.8	3.3	171.21	168.08	1.9	155.26	147.52	5.2
Embassy Suites Mandalay Beach-Hotel & Resort	81.2	81.5	(0.4)	204.75	221.16	(7.4)	166.29	180.29	(7.8)
Embassy Suites Miami-International Airport	83.1	88.0	(5.6)	154.89	165.04	(6.1)	128.65	145.23	(11.4)
Embassy Suites Milpitas-Silicon Valley	81.3	82.8	(1.7)	205.14	207.29	(1.0)	166.83	171.56	(2.8)
Embassy Suites Minneapolis-Airport	72.9	73.7	(1.1)	140.61	151.13	(7.0)	102.48	111.36	(8.0)
Embassy Suites Myrtle Beach-Oceanfront Resort	90.7	87.8	3.3	171.21	168.08	1.9	155.26	147.52	5.2
Hilton Myrtle Beach Resort	60.1	61.2	(1.9)	145.95	138.46	5.4	87.72	84.79	3.5
Embassy Suites Napa Valley	78.3	81.8	(4.3)	230.71	220.76	4.5	180.54	180.47	—
Wyndham New Orleans-French Quarter	79.9	77.5	3.1	148.36	153.40	(3.3)	118.49	118.84	(0.3)
Embassy Suites Orlando-International Drive South/Convention Center	82.4	80.7	2.1	175.29	159.03	10.2	144.48	128.35	12.6
DoubleTree Suites by Hilton Orlando-Lake Buena Vista	88.6	92.0	(3.6)	156.28	152.24	2.7	138.54	140.00	(1.0)
Wyndham Philadelphia Historic District	72.0	70.2	2.6	151.78	148.58	2.1	109.23	104.26	4.8
Sheraton Philadelphia Society Hill Hotel	67.2	68.2	(1.5)	174.96	176.18	(0.7)	117.59	120.20	(2.2)
Embassy Suites Phoenix-Biltmore	75.9	74.3	2.1	195.33	203.61	(4.1)	148.16	151.23	(2.0)
Wyndham Pittsburgh University Center	70.4	66.6	5.7	140.27	144.69	(3.1)	98.73	96.32	2.5
Wyndham San Diego Bayside	79.6	77.7	2.5	160.36	149.61	7.2	127.71	116.28	9.8
Embassy Suites San Francisco Airport-South San Francisco	88.7	87.4	1.5	195.28	202.90	(3.8)	173.19	177.31	(2.3)
Embassy Suites San Francisco Airport-Waterfront	88.2	88.6	(0.5)	210.24	205.97	2.1	185.40	182.50	1.6
Holiday Inn San Francisco-Fisherman’s Wharf	88.6	85.9	3.2	185.73	201.21	(7.7)	164.62	172.85	(4.8)
San Francisco Marriott Union Square	85.2	89.7	(5.0)	293.18	305.12	(3.9)	249.90	273.65	(8.7)
Wyndham Santa Monica at the Pier	87.1	87.4	(0.3)	261.00	266.11	(1.9)	227.41	232.64	(2.2)
Embassy Suites Secaucus-Meadowlands	71.3	67.0	6.3	176.34	181.51	(2.8)	125.66	121.68	3.3
The Vinoy Renaissance St. Petersburg Resort & Golf Club	84.7	86.0	(1.5)	241.55	239.00	1.1	204.70	205.65	(0.5)
Same-store Hotels(a)	79.1	79.4	(0.4)	192.20	193.36	(0.6)	151.99	153.45	(1.0)
(a) Excludes two hotels held for sale at June 30, 2017.

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FelCor Lodging Trust Incorporated Second Quarter 2017 Operating Results
August 9, 2017

Historical Quarterly Operating Statistics

	Occupancy (%)
	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017
Same-store hotels(a)	82.8	81.9	73.1	75.0	83.2

	ADR ($)
	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017
Same-store hotels(a)	197.55	197.88	188.39	189.28	194.81

	RevPAR ($)
	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017
Same-store hotels(a)	163.62	161.98	137.71	141.88	161.98

(a)	Includes 36 consolidated hotels.

Non-GAAP Financial Measures
We refer in this release to certain “non-GAAP financial measures.” These measures, including FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-store Adjusted EBITDA, Hotel EBITDA and Hotel EBITDA margin, are measures of our financial performance that are not calculated and presented in accordance with generally accepted accounting principles (“GAAP”). The following tables reconcile each of these non-GAAP measures to the most comparable GAAP financial measure. Immediately following the reconciliations, we include a discussion of why we believe these measures are useful supplemental measures of our performance and the limitations of such measures.

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FelCor Lodging Trust Incorporated Second Quarter 2017 Operating Results
August 9, 2017

Reconciliation of Net Income (Loss) to FFO and Adjusted FFO
(in thousands, except per share data)

	Three Months Ended June 30,
	2017			2016
	Dollars	Shares	Per Share Amount	Dollars	Shares	Per Share Amount
Net income (loss)	$(1,460)			$13,770
Noncontrolling interests	68			(15)
Preferred dividends	(6,279)			(6,279)
Preferred distributions - consolidated joint venture	(367)			(364)
Net income (loss) attributable to FelCor common stockholders	(8,038)			7,112
Less: Dividends declared on unvested restricted stock	(36)			(35)
Basic and diluted earnings per share data	(8,074)	137,866	$(0.06)	7,077	138,182	$0.05
Restricted stock units	—	—	—	—	496	—
Diluted earnings per share data	(8,074)	137,866	(0.06)	7,077	138,678	0.05
Depreciation and amortization	27,528	—	0.20	29,177	—	0.21
Depreciation, unconsolidated entities and other partnerships	464	—	—	469	—	—
Loss on sale of hotels	207	—	0.01	630	—	—
Other gains	(100)	—	—	(100)	—	—
Impairment	10,271	—	0.07	6,333	—	0.05
Noncontrolling interests in FelCor LP	(35)	610	—	31	611	—
Dividends declared on unvested restricted stock	36	65	—	35	66	—
Conversion of unvested restricted stock units	—	287	—	—	—	—
FFO*	30,297	138,828	0.22	43,652	139,355	0.31
Transaction costs	5,844	—	0.04	—	—	—
Severance costs	—	—	—	27	—	—
Abandoned projects	—	—	—	383	—	0.01
Variable stock compensation	—	—	—	(789)	—	(0.01)
Litigation settlement	—	—	—	650	—	0.01
Pre-opening costs	532	—	—	191	—	—
Adjusted FFO*	$36,673	138,828	$0.26	$44,114	139,355	$0.32

* FFO and Adjusted FFO are attributable to FelCor common stockholders and FelCor LP common unitholders other than FelCor.

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FelCor Lodging Trust Incorporated Second Quarter 2017 Operating Results
August 9, 2017

Reconciliation of Net Income (Loss) to FFO and Adjusted FFO
(in thousands, except per share data)

	Six Months Ended June 30,
	2017			2016
	Dollars	Shares	Per Share Amount	Dollars	Shares	Per Share Amount
Net income (loss)	$(37,601)			$8,689
Noncontrolling interests	658			504
Preferred distributions - consolidated joint venture	(727)			(724)
Preferred dividends	(12,558)			(12,558)
Net loss attributable to FelCor common stockholders	(50,228)			(4,089)
Less: Dividends declared on unvested restricted stock	(73)			(73)
Basic and diluted earnings per share data	(50,301)	137,820	$(0.36)	(4,162)	138,930	$(0.03)
Depreciation and amortization	55,366	—	0.39	58,360	—	0.42
Depreciation, unconsolidated entities and other partnerships	918	—	0.01	936	—	0.01
Other gains	(100)	—	—	(100)	—	—
Impairment	35,109	—	0.25	6,333	—	0.05
Loss on sale of hotels	873	—	0.01	1,344	—	—
Noncontrolling interests in FelCor LP	(221)	610	—	(17)	611	—
Dividends declared on unvested restricted stock	73	47	—	73	22	—
Conversion of unvested restricted stock units	—	239	—	—	451	—
FFO*	41,717	138,716	0.30	62,767	140,014	0.45
Hurricane loss	17	—	—	—	—	—
Hurricane loss, unconsolidated entities	4	—	—	—	—	—
Severance costs	—	—	—	27	—	—
Transaction costs	6,317	—	0.05	—	—	—
Abandoned projects	—	—	—	615	—	—
Variable stock compensation	—	—	—	(27)	—	—
Litigation settlement	—	—	—	650	—	0.01
Pre-opening costs	665	—	—	245	—	—
Adjusted FFO*	$48,720	138,716	$0.35	$64,277	140,014	$0.46

* FFO and Adjusted FFO are attributable to FelCor common stockholders and FelCor LP common unitholders other than FelCor.

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FelCor Lodging Trust Incorporated Second Quarter 2017 Operating Results
August 9, 2017

Reconciliation of Net Income (Loss) to EBITDA, Adjusted EBITDA and Same-store Adjusted EBITDA
(in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Net income (loss)	$(1,460)	$13,770	$(37,601)	$8,689
Depreciation and amortization	27,528	29,177	55,366	58,360
Depreciation, unconsolidated entities and other partnerships	464	469	918	936
Interest expense	19,462	19,923	38,782	39,655
Interest expense, unconsolidated entities and other partnerships	81	90	165	190
Income tax	503	(25)	1,050	390
Noncontrolling interests in preferred distributions, consolidated joint venture	(18)	(18)	(36)	(36)
Noncontrolling interests in other partnerships	33	16	437	487
EBITDA*	46,593	63,402	59,081	108,671
Impairment	10,271	6,333	35,109	6,333
Hurricane loss	—	—	17	—
Hurricane loss, unconsolidated entities	—	—	4	—
Loss on sale of hotels	207	630	873	1,344
Other gains	(100)	(100)	(100)	(100)
Amortization of fixed stock and directors’ compensation	1,394	1,693	2,988	3,627
Severance costs	—	27	—	27
Transaction costs	5,844	—	6,317	—
Abandoned projects	—	383	—	615
Variable stock compensation	—	(789)	—	(27)
Litigation settlement	—	650	—	650
Pre-opening costs	532	191	665	245
Adjusted EBITDA*	64,741	72,420	104,954	121,385
Adjusted EBITDA from held for sale and sold hotels	293	(4,516)	2,014	(9,011)
Same-store Adjusted EBITDA*	$65,034	$67,904	$106,968	$112,374

* EBITDA, Adjusted EBITDA and Same-store Adjusted EBITDA are attributable to FelCor common stockholders and FelCor LP unitholders other than FelCor.

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FelCor Lodging Trust Incorporated Second Quarter 2017 Operating Results
August 9, 2017

Hotel EBITDA and Hotel EBITDA Margin
(dollars in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Same-store operating revenue:
Room	$162,792	$164,439	$303,817	$308,439
Food and beverage	36,977	37,501	67,912	68,195
Other operating departments	12,150	10,795	22,310	20,725
Same-store operating revenue(a)	211,919	212,735	394,039	397,359

Same-store operating expense:
Room	40,467	39,585	78,298	77,135
Food and beverage	26,948	27,395	51,790	52,372
Other operating departments	3,834	3,613	7,250	7,025
Other property-related costs	50,058	49,074	98,894	97,894
Management and franchise fees	7,727	7,786	15,151	16,245
Taxes, insurance and lease expense	13,693	12,946	26,409	24,851
Same-store operating expense(a)	142,727	140,399	277,792	275,522
Hotel EBITDA	$69,192	$72,336	$116,247	$121,837
Hotel EBITDA Margin	32.7%	34.0%	29.5%	30.7%
(a) Excludes two hotels held for sale at June 30, 2017.

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FelCor Lodging Trust Incorporated Second Quarter 2017 Operating Results
August 9, 2017

The following tables set forth the components of our Hotel EBITDA for our same-store hotels (dollars in thousands):

	Three months ended June 30, 2017
Same-store Hotels	Hotel Operating Revenue	Net Income (Loss)	Other Adjustments	Depreciation	Interest Expense	Hotel EBITDA	Hotel EBITDA Margin
Embassy Suites Atlanta-Buckhead	$3,341	$623	$—	$504	$—	$1,127	33.7%
DoubleTree Suites by Hilton Austin	4,035	1,177	—	455	161	1,793	44.4%
Embassy Suites Birmingham	2,701	319	—	402	292	1,013	37.5%
The Fairmont Copley Plaza, Boston	18,378	2,247	1	2,194	412	4,854	26.4%
Wyndham Boston Beacon Hill	7,318	2,504	—	951	—	3,455	47.2%
Embassy Suites Boston-Marlborough	2,995	731	—	291	—	1,022	34.1%
Sheraton Burlington Hotel & Conference Center	3,686	525	—	629	—	1,154	31.3%
The Mills House Wyndham Grand Hotel, Charleston	6,203	2,219	—	596	212	3,027	48.8%
Embassy Suites Dallas-Love Field	3,131	410	—	618	—	1,028	32.8%
Embassy Suites Deerfield Beach-Resort & Spa	4,184	474	—	457	390	1,321	31.6%
Embassy Suites Fort Lauderdale 17th Street	5,007	223	—	708	439	1,370	27.4%
Wyndham Houston-Medical Center Hotel & Suites	3,115	715	(19)	519	—	1,215	39.0%
The Knickerbocker- New York	12,242	(293)	85	2,570	981	3,343	27.3%
Embassy Suites Los Angeles-International Airport/South	6,017	1,561	—	628	241	2,430	40.4%
Embassy Suites Mandalay Beach-Hotel & Resort	5,788	1,491	—	766	—	2,257	39.0%
Embassy Suites Miami-International Airport	3,631	59	—	462	—	521	14.3%
Embassy Suites Milpitas-Silicon Valley	4,869	1,740	—	307	—	2,047	42.0%
Embassy Suites Minneapolis-Airport	3,350	418	—	362	463	1,243	37.1%
Embassy Suites Myrtle Beach-Oceanfront Resort	7,305	1,852	263	652	—	2,767	37.9%
Hilton Myrtle Beach Resort	7,376	2,416	—	898	—	3,314	44.9%
Embassy Suites Napa Valley	4,815	1,230	3	476	339	2,048	42.5%
Wyndham New Orleans-French Quarter	4,240	1,229	—	714	—	1,943	45.8%
Embassy Suites Orlando-International Drive South/Convention Center	3,236	485	—	537	—	1,022	31.6%
DoubleTree Suites by Hilton Orlando-Lake Buena Vista	3,284	110	—	758	—	868	26.4%
Wyndham Philadelphia Historic District	5,894	1,957	—	678	—	2,635	44.7%
Sheraton Philadelphia Society Hill Hotel	7,129	1,645	—	962	—	2,607	36.6%
Embassy Suites Phoenix-Biltmore	2,643	325	—	436	—	761	28.8%
Wyndham Pittsburgh University Center	3,457	840	—	501	—	1,341	38.8%
Wyndham San Diego Bayside	8,833	1,049	—	1,557	—	2,606	29.5%
Embassy Suites San Francisco Airport-South San Francisco	5,925	1,585	—	422	—	2,007	33.9%
Embassy Suites San Francisco Airport-Waterfront	7,010	1,594	—	739	—	2,333	33.3%
Holiday Inn San Francisco-Fisherman’s Wharf	10,346	458	—	614	—	1,072	10.4%
San Francisco Marriott Union Square	9,614	805	(110)	1,300	495	2,490	25.9%
Wyndham Santa Monica at the Pier	3,148	975	—	259	167	1,401	44.5%
Embassy Suites Secaucus-Meadowlands	3,786	740	5	118	—	863	22.8%
The Vinoy Renaissance St. Petersburg Resort & Golf Club	13,887	812	267	1,463	352	2,894	20.8%
	$211,919	$37,250	$495	$26,503	$4,944	$69,192	32.7%

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FelCor Lodging Trust Incorporated Second Quarter 2017 Operating Results
August 9, 2017

	Three months ended June 30, 2016
Same-store Hotels	Hotel Operating Revenue	Net Income (Loss)	Other Adjustments	Depreciation	Interest Expense	Hotel EBITDA	Hotel EBITDA Margin
Embassy Suites Atlanta-Buckhead	$3,928	$934	$—	$604	$—	$1,538	39.2%
DoubleTree Suites by Hilton Austin	3,901	955	—	492	190	1,637	42.0%
Embassy Suites Birmingham	2,688	363	—	394	297	1,054	39.2%
The Fairmont Copley Plaza, Boston	17,788	2,386	—	2,198	485	5,069	28.5%
Wyndham Boston Beacon Hill	7,017	2,477	—	981	—	3,458	49.3%
Embassy Suites Boston-Marlborough	3,203	850	—	297	—	1,147	35.8%
Sheraton Burlington Hotel & Conference Center	3,979	584	—	622	—	1,206	30.3%
The Mills House Wyndham Grand Hotel, Charleston	6,457	2,346	—	632	249	3,227	50.0%
Embassy Suites Dallas-Love Field	2,875	535	—	349	—	884	30.7%
Embassy Suites Deerfield Beach-Resort & Spa	4,233	429	—	476	397	1,302	30.8%
Embassy Suites Fort Lauderdale 17th Street	5,092	242	—	712	447	1,401	27.5%
Wyndham Houston-Medical Center Hotel & Suites	3,630	1,294	(19)	550	—	1,825	50.3%
The Knickerbocker- New York	11,736	(859)	86	2,581	860	2,668	22.7%
Embassy Suites Los Angeles-International Airport/South	5,548	1,328	—	634	285	2,247	40.5%
Embassy Suites Mandalay Beach-Hotel & Resort	5,890	1,694	—	771	—	2,465	41.9%
Embassy Suites Miami-International Airport	3,934	285	—	456	—	741	18.8%
Embassy Suites Milpitas-Silicon Valley	4,706	1,551	—	301	—	1,852	39.4%
Embassy Suites Minneapolis-Airport	3,630	477	—	433	472	1,382	38.1%
Embassy Suites Myrtle Beach-Oceanfront Resort	6,857	1,575	227	658	—	2,460	35.9%
Hilton Myrtle Beach Resort	6,666	1,888	—	875	—	2,763	41.4%
Embassy Suites Napa Valley	4,518	1,095	—	518	345	1,958	43.3%
Wyndham New Orleans-French Quarter	4,573	1,492	—	721	—	2,213	48.4%
Embassy Suites Orlando-International Drive South/Convention Center	2,318	304	—	269	—	573	24.7%
DoubleTree Suites by Hilton Orlando-Lake Buena Vista	3,259	93	—	775	—	868	26.6%
Wyndham Philadelphia Historic District	5,831	1,819	10	734	—	2,563	44.0%
Sheraton Philadelphia Society Hill Hotel	8,026	1,887	—	974	—	2,861	35.6%
Embassy Suites Phoenix-Biltmore	2,640	403	—	431	—	834	31.6%
Wyndham Pittsburgh University Center	3,473	806	3	516	—	1,325	38.2%
Wyndham San Diego Bayside	8,163	1,275	—	1,560	—	2,835	34.7%
Embassy Suites San Francisco Airport-South San Francisco	6,302	1,935	—	415	—	2,350	37.3%
Embassy Suites San Francisco Airport-Waterfront	7,003	1,149	650	763	—	2,562	36.6%
Holiday Inn San Francisco-Fisherman’s Wharf	10,925	1,447	—	495	—	1,942	17.8%
San Francisco Marriott Union Square	10,809	1,372	(102)	1,342	583	3,195	29.6%
Wyndham Santa Monica at the Pier	3,108	1,316	1	279	197	1,793	57.7%
Embassy Suites Secaucus-Meadowlands	3,764	782	1	122	—	905	24.0%
The Vinoy Renaissance St. Petersburg Resort & Golf Club	14,265	1,212	179	1,427	415	3,233	22.7%
	$212,735	$39,721	$1,036	$26,357	$5,222	$72,336	34.0%

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FelCor Lodging Trust Incorporated Second Quarter 2017 Operating Results
August 9, 2017

	Six months ended June 30, 2017
Same-store Hotels	Hotel Operating Revenue	Net Income (Loss)	Other Adjustments	Depreciation	Interest Expense	Hotel EBITDA	Hotel EBITDA Margin
Embassy Suites Atlanta-Buckhead	$7,179	$1,650	$—	$1,023	$—	$2,673	37.2%
DoubleTree Suites by Hilton Austin	8,502	2,618	—	920	313	3,851	45.3%
Embassy Suites Birmingham	5,162	444	1	802	582	1,829	35.4%
The Fairmont Copley Plaza, Boston	27,985	(1,774)	1	4,427	799	3,453	12.3%
Wyndham Boston Beacon Hill	10,912	2,130	—	1,937	—	4,067	37.3%
Embassy Suites Boston-Marlborough	5,162	898	—	579	—	1,477	28.6%
Sheraton Burlington Hotel & Conference Center	6,240	96	—	1,249	—	1,345	21.6%
The Mills House Wyndham Grand Hotel, Charleston	10,879	3,079	—	1,213	411	4,703	43.2%
Embassy Suites Dallas-Love Field	6,263	763	—	1,225	—	1,988	31.7%
Embassy Suites Deerfield Beach-Resort & Spa	9,804	2,259	—	925	778	3,962	40.4%
Embassy Suites Fort Lauderdale 17th Street	12,672	2,563	1	1,422	875	4,861	38.4%
Wyndham Houston-Medical Center Hotel & Suites	6,825	1,871	(39)	1,060	—	2,892	42.4%
The Knickerbocker-New York	19,824	(4,718)	363	5,134	1,901	2,680	13.5%
Embassy Suites Los Angeles-International Airport/South	11,925	3,013	—	1,257	469	4,739	39.7%
Embassy Suites Mandalay Beach-Hotel & Resort	9,847	1,862	—	1,538	—	3,400	34.5%
Embassy Suites Miami-International Airport	9,054	1,560	—	922	—	2,482	27.4%
Embassy Suites Milpitas-Silicon Valley	9,465	3,095	—	615	—	3,710	39.2%
Embassy Suites Minneapolis-Airport	5,973	225	1	727	924	1,877	31.4%
Embassy Suites Myrtle Beach-Oceanfront Resort	11,103	1,410	266	1,306	—	2,982	26.9%
Hilton Myrtle Beach Resort	10,335	1,359	14	1,783	—	3,156	30.5%
Embassy Suites Napa Valley	8,168	1,296	3	959	676	2,934	35.9%
Wyndham New Orleans-French Quarter	8,877	2,738	—	1,431	—	4,169	47.0%
Embassy Suites Orlando-International Drive South/Convention Center	6,655	1,309	—	956	—	2,265	34.0%
DoubleTree Suites by Hilton Orlando-Lake Buena Vista	6,954	454	—	1,523	—	1,977	28.4%
Wyndham Philadelphia Historic District	9,075	1,702	(3)	1,399	—	3,098	34.1%
Sheraton Philadelphia Society Hill Hotel	11,716	1,285	—	1,929	—	3,214	27.4%
Embassy Suites Phoenix-Biltmore	6,455	1,721	—	871	—	2,592	40.2%
Wyndham Pittsburgh University Center	5,791	739	—	997	—	1,736	30.0%
Wyndham San Diego Bayside	17,344	1,802	—	3,115	—	4,917	28.3%
Embassy Suites San Francisco Airport-South San Francisco	11,600	2,887	—	865	—	3,752	32.3%
Embassy Suites San Francisco Airport-Waterfront	13,663	2,917	1	1,524	—	4,442	32.5%
Holiday Inn San Francisco-Fisherman’s Wharf	19,627	468	—	1,222	—	1,690	8.6%
San Francisco Marriott Union Square	20,889	2,787	(116)	2,603	961	6,235	29.8%
Wyndham Santa Monica at the Pier	5,938	1,969	—	522	324	2,815	47.4%
Embassy Suites Secaucus-Meadowlands	6,349	653	6	222	—	881	13.9%
The Vinoy Renaissance St. Petersburg Resort & Golf Club	29,827	3,385	407	2,928	683	7,403	24.8%
	$394,039	$52,515	$906	$53,130	$9,696	$116,247	29.5%

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FelCor Lodging Trust Incorporated Second Quarter 2017 Operating Results
August 9, 2017

	Six months ended June 30, 2016
Same-store Hotels	Hotel Operating Revenue	Net Income (Loss)	Other Adjustments	Depreciation	Interest Expense	Hotel EBITDA	Hotel EBITDA Margin
Embassy Suites Atlanta-Buckhead	$7,970	$2,037	$—	$1,238	$—	$3,275	41.1%
DoubleTree Suites by Hilton Austin	7,886	2,158	—	974	372	3,504	44.4%
Embassy Suites Birmingham	5,226	594	1	784	595	1,974	37.8%
The Fairmont Copley Plaza, Boston	27,825	(757)	(91)	4,377	950	4,479	16.1%
Wyndham Boston Beacon Hill	10,486	1,983	—	1,972	—	3,955	37.7%
Embassy Suites Boston-Marlborough	5,771	1,224	—	593	—	1,817	31.5%
Sheraton Burlington Hotel & Conference Center	6,690	179	—	1,243	—	1,422	21.3%
The Mills House Wyndham Grand Hotel, Charleston	11,123	3,178	—	1,269	489	4,936	44.4%
Embassy Suites Dallas-Love Field	5,982	1,176	—	686	—	1,862	31.1%
Embassy Suites Deerfield Beach-Resort & Spa	10,428	2,529	—	953	796	4,278	41.0%
Embassy Suites Fort Lauderdale 17th Street	13,048	2,713	1	1,424	895	5,033	38.6%
Wyndham Houston-Medical Center Hotel & Suites	7,644	2,560	(38)	1,104	—	3,626	47.4%
The Knickerbocker-New York	17,690	(5,814)	346	5,152	1,562	1,246	7.0%
Embassy Suites Los Angeles-International Airport/South	11,221	2,558	—	1,276	558	4,392	39.1%
Embassy Suites Mandalay Beach-Hotel & Resort	10,506	2,548	—	1,542	—	4,090	38.9%
Embassy Suites Miami-International Airport	10,047	2,175	—	927	—	3,102	30.9%
Embassy Suites Milpitas-Silicon Valley	9,477	3,070	—	603	—	3,673	38.8%
Embassy Suites Minneapolis-Airport	6,556	347	1	877	945	2,170	33.1%
Embassy Suites Myrtle Beach-Oceanfront Resort	11,051	1,343	228	1,333	—	2,904	26.3%
Hilton Myrtle Beach Resort	9,720	930	—	1,723	—	2,653	27.3%
Embassy Suites Napa Valley	8,072	1,246	1	1,035	691	2,973	36.8%
Wyndham New Orleans-French Quarter	8,931	2,701	—	1,437	—	4,138	46.3%
Embassy Suites Orlando-International Drive South/Convention Center	5,879	1,405	—	540	—	1,945	33.1%
DoubleTree Suites by Hilton Orlando-Lake Buena Vista	7,156	587	—	1,541	—	2,128	29.7%
Wyndham Philadelphia Historic District	8,855	1,308	10	1,483	—	2,801	31.6%
Sheraton Philadelphia Society Hill Hotel	12,389	1,269	—	1,953	—	3,222	26.0%
Embassy Suites Phoenix-Biltmore	6,790	2,039	—	869	—	2,908	42.8%
Wyndham Pittsburgh University Center	5,615	484	3	1,035	—	1,522	27.1%
Wyndham San Diego Bayside	15,245	1,330	—	3,131	—	4,461	29.3%
Embassy Suites San Francisco Airport-South San Francisco	12,025	3,384	—	827	—	4,211	35.0%
Embassy Suites San Francisco Airport-Waterfront	13,534	2,513	650	1,512	—	4,675	34.5%
Holiday Inn San Francisco-Fisherman’s Wharf	20,396	1,743	—	975	—	2,718	13.3%
San Francisco Marriott Union Square	22,738	3,745	(104)	2,712	1,143	7,496	33.0%
Wyndham Santa Monica at the Pier	6,080	2,306	1	562	386	3,255	53.5%
Embassy Suites Secaucus-Meadowlands	6,141	543	1	243	—	787	12.8%
The Vinoy Renaissance St. Petersburg Resort & Golf Club	31,166	4,292	233	2,869	812	8,206	26.3%
	$397,359	$57,626	$1,243	$52,774	$10,194	$121,837	30.7%

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FelCor Lodging Trust Incorporated Second Quarter 2017 Operating Results
August 9, 2017

Reconciliation of Same-store Operating Revenue and Same-store Operating Expense to Total Revenue, Total Operating Expense and Operating Income
(in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Same-store operating revenue	$211,919	$212,735	$394,039	$397,359
Other revenue	1,324	1,145	1,732	1,832
Revenue from held for sale and sold hotels(a)	7,197	24,026	12,773	48,859
Total revenue	220,440	237,906	408,544	448,050
Same-store operating expense	142,727	140,399	277,792	275,522
Consolidated hotel lease expense(b)	1,430	1,359	2,245	2,161
Unconsolidated taxes, insurance and lease expense	(536)	(517)	(973)	(969)
Corporate expenses	6,281	6,047	13,221	14,447
Depreciation and amortization	27,528	29,177	55,366	58,360
Impairment	10,271	6,333	35,109	6,333
Expenses from held for sale and sold hotels(a)	7,490	19,510	14,787	39,848
Other expenses	7,331	2,142	8,591	2,970
Total operating expense	202,522	204,450	406,138	398,672
Operating income	$17,918	$33,456	$2,406	$49,378

(a)
We include the operating performance for held for sale and sold hotels in continuing operations in our Consolidated Statements of Operations. However, for purposes of our non-GAAP reporting metrics, we have excluded the results of these hotels to provide a meaningful same-store comparison.

(b)
Consolidated hotel lease expense represents the percentage lease expense of our 51%-owned operating lessees. The offsetting percentage lease revenue is included in equity in income from unconsolidated entities.

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FelCor Lodging Trust Incorporated Second Quarter 2017 Operating Results
August 9, 2017

Substantially all of our non-current assets consist of real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to be helpful in evaluating a real estate company’s operations. These supplemental measures are not measures of operating performance under GAAP. However, we consider these non-GAAP measures to be supplemental measures of a hotel REIT’s performance and should be considered along with, but not as an alternative to, net income (loss) attributable to FelCor as a measure of our operating performance.
FFO and EBITDA
The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations (“FFO”) as net income or loss attributable to parent (computed in accordance with GAAP), excluding gains or losses from sales of property, plus depreciation, amortization and impairment losses. FFO for unconsolidated partnerships and joint ventures is calculated on the same basis. We compute FFO in accordance with standards established by NAREIT. This may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.
Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) is a commonly used measure of performance in many industries. We define EBITDA as net income or loss attributable to parent (computed in accordance with GAAP) plus interest expenses, income taxes, depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect EBITDA on the same basis.
Adjustments to FFO and EBITDA
We adjust FFO and EBITDA when evaluating our performance because management believes that the exclusion of certain additional items provides useful supplemental information to investors regarding our ongoing operating performance and that the presentation of Adjusted FFO, and Adjusted EBITDA when combined with GAAP net income attributable to FelCor, EBITDA and FFO, is beneficial to an investor’s understanding of our operating performance.

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Gains and losses related to extinguishment of debt and interest rate swaps - We exclude gains and losses related to extinguishment of debt and interest rate swaps from Adjusted FFO and Adjusted EBITDA because we believe that it is not indicative of ongoing operating performance of our hotel assets. This also represents an acceleration of interest expense or a reduction of interest expense, and interest expense is excluded from EBITDA.

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FelCor Lodging Trust Incorporated Second Quarter 2017 Operating Results
August 9, 2017

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Cumulative effect of a change in accounting principle - Infrequently, the Financial Accounting Standards Board promulgates new accounting standards that require the consolidated statements of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments in computing Adjusted FFO and Adjusted EBITDA because they do not reflect our actual performance for that period.

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Other expenses and costs - From time to time, we incur expenses or transaction costs that are not indicative of ongoing operating performance. Such costs include, but are not limited to, conversion costs, acquisition costs, pre-opening costs, severance costs and certain non-cash adjustments. We exclude these costs from the calculation of Adjusted FFO and Adjusted EBITDA.

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Variable stock compensation - We exclude the cost associated with our variable stock compensation. This cost is subject to volatility related to the price and dividends of our common stock that does not necessarily correspond to our operating performance.

In addition, to derive Adjusted EBITDA, we exclude gains or losses on the sale of depreciable assets and impairment losses because including them in EBITDA is inconsistent with reporting the ongoing performance of our remaining assets. Additionally, the gain or loss on sale of depreciable assets and impairment losses represents either accelerated depreciation or excess depreciation in previous periods, and depreciation is excluded from EBITDA. We also exclude the amortization of our fixed stock and directors’ compensation, which is included in corporate expenses and is not separately stated on our statements of operations. Excluding amortization of our fixed stock and directors’ compensation maintains consistency with the EBITDA definition.
Hotel EBITDA and Hotel EBITDA Margin
Hotel EBITDA and Hotel EBITDA margin are commonly used measures of performance in the hotel industry and give investors a more complete understanding of the operating results over which our individual hotels and brands/managers have direct control. We believe that Hotel EBITDA and Hotel EBITDA margin are useful to investors by providing greater transparency with respect to two significant measures that we use in our financial and operational decision-making. Additionally, using these measures facilitates comparisons with other hotel REITs and hotel owners. We present Hotel EBITDA and Hotel EBITDA margin in a manner consistent with Adjusted EBITDA, however, we also eliminate all revenues and expenses from continuing operations not directly associated with hotel operations, including other income and corporate-level expenses. We eliminate these additional items because we believe property-level results provide investors with supplemental information regarding the ongoing operational performance of our hotels and the effectiveness of management on a property-level basis. We also eliminate consolidated percentage rent paid to unconsolidated entities, which is effectively eliminated by noncontrolling interests and equity in income from unconsolidated subsidiaries, and include the cost of unconsolidated taxes, insurance and lease expense, to reflect the entire operating costs applicable to our consolidated hotels. Hotel EBITDA and Hotel EBITDA margins are presented on a same-store basis.

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FelCor Lodging Trust Incorporated Second Quarter 2017 Operating Results
August 9, 2017

Use and Limitations of Non-GAAP Measures
We use FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-store Adjusted EBITDA, Hotel EBITDA and Hotel EBITDA margin to evaluate the performance of our hotels and to facilitate comparisons between us and other hotel REITs, hotel owners who are not REITs and other capital intensive companies. We use Hotel EBITDA and Hotel EBITDA margin in evaluating hotel-level performance and the operating efficiency of our hotel managers.
The use of these non-GAAP financial measures has certain limitations. As we present them, these non-GAAP financial measures may not be comparable to similar non-GAAP financial measures as presented by other real estate companies. These measures do not reflect certain expenses or expenditures that we incurred and will incur, such as depreciation, interest and capital expenditures. We compensate for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of our operating performance. Our reconciliations to the most comparable GAAP financial measures, and our consolidated statements of operations and cash flows, include interest expense, capital expenditures, and other excluded items, all of which should be considered when evaluating our performance, and the usefulness of our non-GAAP financial measures.
These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to operating profit, cash flow from operations or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on any single financial measure.

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